UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 23, 2019

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37‑0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	HMN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation's (the "Company") or its management's intentions, hopes, beliefs, expectations or predictions of future events or the Company's future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2019 and the Company's past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.07:    Submission of Matters to a Vote of Security Holders

HMEC’s Annual Meeting of Shareholders was held on May 22, 2019 (the "Annual Meeting"). On the record date of March 26, 2019, there were 41,141,933 shares of the Company's Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. The final results of the matters submitted to a vote of security holders are shown in the table below.

	Votes	Votes		Broker
	For	Against	Abstentions	Non-Votes

Proposal No. 1 -
Election of 10 Directors:
Mark S. Casady	39,188,438	29,625	2,955	805,270
Daniel A. Domenech	39,145,656	72,185	3,177	805,270
Stephen J. Hasenmiller	38,294,811	923,251	2,956	805,270
Perry G. Hines	39,192,980	24,660	3,378	805,270
Mark E. Konen	39,183,913	34,128	2,977	805,270
Beverley J. McClure	39,145,998	72,827	2,193	805,270
H. Wade Reece	39,155,210	62,652	3,156	805,270
Robert Stricker	39,194,008	24,055	2,955	805,270
Steven O. Swyers	39,194,274	23,429	3,315	805,270
Marita Zuraitis	39,176,635	39,609	4,774	805,270

Proposal No. 2 -
Advisory resolution to approve Named Executive Officers’ Compensation	38,361,883	797,608	61,527	805,270

Proposal No. 3 -
Ratification of KPMG LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2019	38,565,932	1,452,037	8,319	Not Applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Kimberly A. Johnson
	Name:	Kimberly A. Johnson
	Title:	Vice President & Controller
(Principal Accounting Officer)

Date: May 23, 2019

2